Other Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other assets
VOI notes receivable, net of allowance of $46 and $69	$ 93	$ 132
Prepaids	104	88
Deposits and other	158	161
Total	$ 355	$ 381